THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its Administrator is Mitchell Hutchins Asset Management Inc.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, National Association (the "Plan Agent"), at (800) 852-4750. In addition, information on the Fund is now available on the Internet at www.indiagrowth.com.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in additional shares of Common Stock of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declare an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased in the open market, as provided below. If the market price on the valuation date equals or exceeds net asset value on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------
participants, purchase shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days prior to February 15th or August 15th, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distribution will be borne by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay a pro rata share of brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, since the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------

----------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. In addition, since the Fund expects, if eligible, to make an election to treat the 10% Indian withholding tax (on income and capital gain distributions from the Unit Trust of India trust fund arrangement to the Fund) as paid by shareholders, the amount of such withholding tax will be included in the income of the Fund's shareholders, although the number of shares received under the Plan will be based on the cash dividend amount distributed to other Fund shareholders not participating in the Plan. With certain limitations, Fund shareholders who are Plan participants may be able to credit such withholding tax against their tax liabilities on foreign source income.

Participants in the Plan may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Any shareholder withdrawing from the Plan will receive, without charge, stock certificates issued in their name for all full shares owned. The Plan Agent will convert any fractional shares any shareholder holds at the time of its withdrawal to cash at the current market price and send a check for the proceeds. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be taxable for state, local and foreign tax purposes.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the rights to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days prior to the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809.

OTHER INFORMATION

Since June 30, 1998, there have been no (i) material changes in the Fund's investment objectives or policies; (ii) changes to the Fund's charter or by-laws; or (iii) material changes in the principal risk factors associated with investment in the Fund.

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to indentify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps and will continue to implement steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (concluded)
----------------------------------------------------------------------

Year 2000 compliance efforts. The Fund has developed contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

NEW DIRECTORS

Mr. Narayan Murthy was elected by the Fund's Board of Directors as a Class I director at a meeting held on January 20, 1999. Mr. Thomas L. Hansberger was elected by the Fund's Board of Directors as a Class I Director at a meeting held on July 5, 1999. Messrs. Pierre Dinan and Uday Kumar Gujadhur were elected by the Fund's Board of Directors as Class III directors by unanimous written consent dated as of February 18, 1999. Mr. Bajaj resigned from the Board of Directors effective July 10, 1999. Mr. Moreno resigned from the Board of Directors effective July 5, 1999. Mr. Muthiah resigned from the Board of Directors effective August 12, 1999.

NEW SECRETARY AND TREASURER

Mr. J.S. Mascarenhas was elected Secretary and Treasurer of the Fund by the Board of Directors by unamimous written consent dated as of August 27, 1999. He was also appointed Chief Executive Officer of the Investment Adviser of the Fund in July 1999. Mr. Mascarenhas serves as the manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Prior to his promotion to Chief Executive Officer of the Investment Adviser, he served in a number of other positions with Unit Trust of India ("UTI") over the course of almost thirty years. From January 1995 to July 1999, he was General Manager and Executive Assistant to the Chairman of UTI, from June 1994 to December 1994, he was General Manager of the Department of Accounts and Investment Accounts, and from May 1989 to May 1994, he was in charge of one of UTI's largest branch offices in Ahmedabad. Mr. Mascarenhas has replaced Dr. S.S. Nayak as Secretary and Treasurer of the Fund. Dr. Nayak served as Secretary and Treasurer of the Fund from January 1995 until July 28, 1999, when he resigned from those positions due to his promotion to Chief General Manager of UTI.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------

                                                                  August 9, 1999

Dear Shareholders:

The Indian economy grew 5.8% during the 1998-99 fiscal year (year ended March 31, 1999) and is expected to grow 5.9% in the current fiscal year (year ending March 31, 2000). The agriculture sector grew 6.6% in the 1998-99 fiscal year due to the favorable monsoon season rains, compared to a fall of 1% in the 1997-98 fiscal year.

Weak commodity prices and competition from the East Asian markets adversely impacted India's exports which declined 4% during the 1998-99 fiscal year. Receipts under the invisible account (inward remittances and other external inflows), including software exports, grew significantly during the 1998-99 fiscal year. The balance of payment situation remains stable as the current account deficit is expected to be approximately 1.0% of gross domestic product ("GDP") for 1998-99 compared to 1.3% in 1997-98. Foreign exchange reserves (excluding gold and statutory deposit receipts) remained relatively stable at $29.5 billion at March 31, 1999. The Indian rupee depreciated approximately 13% in the fiscal year 1998-99 but currently remains stable. The annual inflation rate, as measured by the Wholesale Price Index ("WPI") declined in the period from April through August 1999, to a 17 year low of 1.2% in August 1999.

Leading indicators point toward a resurgence in industrial growth. Recovery in industrial growth, particularly in the cement, automobile and steel industries, is expected to translate into improved earnings for the corporate sector. Indian company surveys indicate an improvement in the level of business confidence. Several Indian corporations have placed shareholder wealth creation and improved corporate governance high on their agendas.

An increased level of automation and the rapid dematerialization (the process of converting shares from physical form to electronic form and lodging them with a depository) of shares have led to a quadrupling of trading volumes on the Indian stock exchanges. Stock prices have rallied since January 1999. The Bombay Stock Exchange Sensitive Index ("BSESI") increased 27.4% from 3,251 on June 30, 1998, to 4,141 on June 30, 1999, reflecting the expectation of increased industrial growth. Investor interest in growth sectors such as consumer goods and information technology remains strong and stocks in the cyclical sectors such as cement, aluminum, paper and petrochemical have also seen improvement.

The Fund's investment strategy of increasing its investments in the information technology, pharmaceuticals, and consumer products sectors and in selected automobile companies has enhanced its performance.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------

We believe The India Growth Fund Inc. offers a solid opportunity for capital growth and our outlook for the Indian stock markets is positive. On fiscal 1999-2000 prospective earnings, the price/earnings ratio of 15 times for stocks comprising the BSESI is very attractive. The Fund will continue to take advantage of the potential for growth in the Indian stock market.

Sincerely,

/s/ P.S. Subramanyam

P.S. Subramanyam
Chairman of the Board
& President

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Indian Economy*
---------------------------------------------------------

    - The Centre for Monitoring Indian Economy ("CMIE") has estimated that the gross domestic product ("GDP") of India will grow 5.9% during fiscal year 1999-2000. GDP grew 5.8% during fiscal year 1998-99.

    - CMIE estimates that agricultural production will grow 6% during fiscal year 1999-2000. Agricultural output increased 6.6% during fiscal year 1998-99 with foodgrain production estimated at 201 million tons.

    - CMIE estimates that industrial growth will be 6% during fiscal year 1999-2000. Industrial growth (as measured by the Index of Industrial Production) was at a low of 3.9% during fiscal year 1998-99 compared to 6.6% in the preceding fiscal year. The global commodity prices of crude, petrochemicals, aluminum, steel and paper grew in the first two quarters of 1999 leading to estimates of increased exports. Both domestic and global demand for commodities such as steel, aluminum and petrochemicals are expected to increase. The recent trends in production in the automobile, cement, steel, aluminum and petrochemical industries indicates a recovery.

    - CMIE estimates that the services sector will grow 8% during fiscal year 1999-2000.

    - The automobile, fertilizer, steel and cement industries have shown higher growth in the recent months. During June 1999, cement, fertilizer and steel production increased 21.3%, 14.7% and 8.4%, respectively. Additionally, capital goods production increased 19.5% in May 1999. The machinery and equipment segment of the capital goods industry showed an impressive growth of 30% during May 1999 compared to -1.7% last year, indicating a revival of investment interest in the industrial economy.

    - According to the CMIE, private companies improved performance during the 1998-99 fiscal year with sales growth of 11.9% as compared to 6.6% sales growth in the 1997-98 fiscal year.

    - After a prolonged period of negative growth in profits, manufacturing companies increased profits in the first quarter of 1999-2000.

    - The profits-after-tax increased 4% during the first quarter of fiscal 1999-2000 compared to -21.4% in the first half and -17.3% in the second half of fiscal 1998-99.

    - The industrial sector is expected to benefit from lower interest costs as well as improvement in productivity, cost control and restructuring efforts undertaken during the last two years.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Indian Economy*
---------------------------------------------------------

    - Credit growth remained low during fiscal 1998-99 due to low demand for funds from the corporate sector. During the same period non-food credit (credit given to all sectors except the farm sector) expanded by 12.1% compared to 15.1% during the preceding fiscal year.

    - The annual inflation rate (as measured by the Wholesale Price Index - year on year rise) was 6.9% during the 1998-99 fiscal year. The inflation rate has been contained to single digit percentages during the last four years and continued its steady decline during the first four months of the current fiscal year reaching a 17 year low of 1.2% in August 1999.

    - Money Supply (M3) growth was 17.8% during the fiscal year 1998-99, marginally higher than 16.9% growth in the preceding fiscal year.

    - Exports declined 4% in fiscal 1998-99 as world trade weakened and prices of manufactured exports fell due to substantial depreciation of East Asian currencies.

    - Imports increased 0.8% in fiscal 1998-99, the receipts under the invisible account (which includes software exports which rose by 50%) were $9.2 billion in fiscal 1998-99 compared to $10 billion in fiscal 1997-98.

    - The current account deficit declined to 1% of GDP in the fiscal year 1998-99 compared to 1.3% in fiscal 1997-98.

    - The foreign exchange reserves (excluding gold and statutory deposit receipts) increased $3.5 billion during the 1998-99 fiscal year, reaching $29.5 billion in March 1999.

*Source: Centre for Monitoring Indian Economy ("CMIE")

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Capital Markets*
---------------------------------------------------------

    - After a period of declining prices from May 1998 through December 1998, stock prices recovered since January 1999. The Bombay Stock Exchange Sensitive Index ("BSESI") increased 27.4% from 3,251 on June 30, 1998 to 4,141 on June 30, 1999. The expectation of an industrial growth acceleration favorably improved stock prices in recent months as the BSESI rose from 3,245 on April 26, 1999 to 4,705 on August 18, 1999.

    - The increasing automation and rapid dematerialization of shares has facilitated trading volume growth on the Bombay Stock Exchange ("BSE") and the National Stock Exchange ("NSE"). The trading volume on the BSE was Rs. 3,100 billion during the fiscal year 1998-99 compared to Rs. 2,070 billion during fiscal 1997-98. The trading volume on the NSE was Rs. 4,140 billion during fiscal 1998-99 compared to Rs. 3,700 billion during fiscal year 1997-98.

    - At March 31, 1999, the total value of physical shares dematerialized for 365 companies represents Rs. 1,143 billion which constitutes approximately 28% of the total market capitalization of the Indian markets. The Securities and Exchange Board of India has granted the certificate of commencement of business to the second depository, the Central Securities Depositary Services Ltd.

    - The primary issue market remained subdued with Rs. 424 billion raised during the fiscal year 1998-99 as compared to Rs. 486 billion in the preceding fiscal year. A major part of this capital was raised in the form of bond/debt instruments. Equity issues accounted for Rs. 111 billion as compared to Rs. 173 billion in the preceding year. Recent trends indicate a revival of retail investor interest particularly in the information technology sector.

    - Foreign Institutional Investor ("FII") outflow from the Asian region and the general downgrade in sentiment towards the emerging markets negatively impacted India last year. The net FII outflow from India markets was $0.1 billion during fiscal 1998-99 compared to $1.8 billion inflow during fiscal 1997-98. Recently, however, the net FII inflow in the Asian markets has increased and the net FII portfolio investment in the Indian markets during the period January 1999 through July 1999 was $1.2 billion.

    - The revival of investor interest in cyclical stocks in the cement, aluminum, petrochemical, paper, engineering and capital goods sectors has led to improvement in their valuations. Indian stocks are currently trading at very attractive valuations. With respect to prospective earnings, the price/earnings ratio for BSESI stocks is 15 times earnings. Corporate earnings are expected to grow 12% during fiscal year 1999-2000.

*Source: Centre for Monitoring Indian Economy ("CMIE") and the Bombay Stock
 Exchange ("BSE")

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     BOMBAY STOCK EXCHANGE
                        SENSITIVE INDEX
               JULY 1, 1998 THROUGH JUNE 30, 1999
01-Jul-98                                  3230.60
02-Jul-98                                  3180.73
03-Jul-98                                  3089.02
06-Jul-98                                  3178.31
07-Jul-98                                  3195.94
08-Jul-98                                  3245.88
09-Jul-98                                  3331.98
10-Jul-98                                  3401.74
13-Jul-98                                  3322.17
14-Jul-98                                  3371.50
15-Jul-98                                  3365.72
16-Jul-98                                  3488.77
17-Jul-98                                  3470.80
20-Jul-98                                  3384.75
21-Jul-98                                  3353.30
22-Jul-98                                  3344.33
23-Jul-98                                  3227.52
24-Jul-98                                  3171.30
27-Jul-98                                  3085.17
28-Jul-98                                  3166.84
29-Jul-98                                  3219.93
30-Jul-98                                  3212.10
31-Jul-98                                  3211.31
03-Aug-98                                  3112.95
04-Aug-98                                  3119.54
05-Aug-98                                  3133.42
06-Aug-98                                  3096.33
07-Aug-98                                  3062.25
10-Aug-98                                  3020.71
11-Aug-98                                  2970.64
12-Aug-98                                  2950.80
13-Aug-98                                  2990.22
14-Aug-98                                  2968.75
17-Aug-98                                  2917.07                 Russian Crisis and FII selling
18-Aug-98                                  2867.99
19-Aug-98                                  2884.59
20-Aug-98                                  2989.60
21-Aug-98                                  2922.61
24-Aug-98                                  2950.44
25-Aug-98                                  2993.36
27-Aug-98                                  2974.83
28-Aug-98                                  2908.10
31-Aug-98                                  2933.85
01-Sep-98                                  2862.55
02-Sep-98                                  2886.91
03-Sep-98                                  2918.89
04-Sep-98                                  2975.10
07-Sep-98                                  3051.93
08-Sep-98                                  3096.10
09-Sep-98                                  3097.12
10-Sep-98                                  3108.67
11-Sep-98                                  3083.56
14-Sep-98                                  3167.22
15-Sep-98                                  3162.18
16-Sep-98                                  3138.66
17-Sep-98                                  3121.30
18-Sep-98                                  3090.72
21-Sep-98                                  3080.91
22-Sep-98                                  3095.25
23-Sep-98                                  3135.42
24-Sep-98                                  3225.30
25-Sep-98                                  3223.57
28-Sep-98                                  3206.92
29-Sep-98                                  3146.83
30-Sep-98                                  3102.29
05-Oct-98                                  2878.07
06-Oct-98                                  2919.74
07-Oct-98                                  3008.63
08-Oct-98                                  2896.14
09-Oct-98                                  2916.66
12-Oct-98                                  2872.48
13-Oct-98                                  2832.03
14-Oct-98                                  2890.72
15-Oct-98                                  2857.27
16-Oct-98                                  2848.11
19-Oct-98                                  2853.27
20-Oct-98                                  2764.16
23-Oct-98                                  2784.46
26-Oct-98                                  2889.71
27-Oct-98                                  2895.84                               Nod for Buy-back
28-Oct-98                                  2833.04
29-Oct-98                                  2845.16
30-Oct-98                                  2812.49
02-Nov-98                                  2811.44
03-Nov-98                                  2812.06
05-Nov-98                                  2842.51
06-Nov-98                                  2884.37
09-Nov-98                                  2983.67                       Easing of U.S. Sanctions
10-Nov-98                                  3004.67
11-Nov-98                                  2976.17
12-Nov-98                                  3009.57
13-Nov-98                                  2976.12
16-Nov-98                                  2945.40
17-Nov-98                                  2968.60
18-Nov-98                                  3003.25
19-Nov-98                                  2964.87
20-Nov-98                                  2941.39
23-Nov-98                                  2919.57
24-Nov-98                                  2903.56
25-Nov-98                                  2881.69
26-Nov-98                                  2825.08
27-Nov-98                                  2783.10
30-Nov-98                                  2810.86
01-Dec-98                                  2804.03
02-Dec-98                                  2816.59
03-Dec-98                                  2804.46
04-Dec-98                                  2849.82
07-Dec-98                                  2921.80
08-Dec-98                                  2945.64
09-Dec-98                                  2950.21
10-Dec-98                                  2979.60
11-Dec-98                                  3002.54
14-Dec-98                                  2990.44
15-Dec-98                                  2927.48
16-Dec-98                                  2936.92
17-Dec-98                                  2864.44
18-Dec-98                                  2875.09
21-Dec-98                                  2973.37
22-Dec-98                                  2976.58
23-Dec-98                                  2962.50
24-Dec-98                                  2963.45
28-Dec-98                                  3054.73
29-Dec-98                                  3046.29
30-Dec-98                                  3110.33
31-Dec-98                                  3055.41
01-Jan-99                                  3060.34
04-Jan-99                                  3122.04
05-Jan-99                                  3149.06
06-Jan-99                                  3205.68
07-Jan-99                                  3299.09
08-Jan-99                                  3397.84
11-Jan-99                                  3433.21
12-Jan-99                                  3353.22
13-Jan-99                                  3310.46
14-Jan-99                                  3292.28
15-Jan-99                                  3207.85
18-Jan-99                                  3278.58
19-Jan-99                                  3218.91
21-Jan-99                                  3329.93
22-Jan-99                                  3297.86
25-Jan-99                                  3309.15
27-Jan-99                                  3353.98
28-Jan-99                                  3292.95
29-Jan-99                                  3315.57
01-Feb-99                                  3265.91
02-Feb-99                                  3236.76
03-Feb-99                                  3277.57
04-Feb-99                                  3236.42
05-Feb-99                                  3215.35
08-Feb-99                                  3183.64
09-Feb-99                                  3207.71
10-Feb-99                                  3307.49
11-Feb-99                                  3313.40
12-Feb-99                                  3337.49
15-Feb-99                                  3315.08
16-Feb-99                                  3344.68
17-Feb-99                                  3336.42
18-Feb-99                                  3351.05
19-Feb-99                                  3354.92
22-Feb-99                                  3303.89
23-Feb-99                                  3283.97
24-Feb-99                                  3287.53
25-Feb-99                                  3281.29
26-Feb-99                                  3233.86
01-Mar-99                                  3523.98                             Central Budget '99
03-Mar-99                                  3640.42
04-Mar-99                                  3601.96
05-Mar-99                                  3649.06
08-Mar-99                                  3732.10
09-Mar-99                                  3784.11
10-Mar-99                                  3743.37
11-Mar-99                                  3673.51
12-Mar-99                                  3702.81
15-Mar-99                                  3783.71
16-Mar-99                                  3744.18
17-Mar-99                                  3672.71
19-Mar-99                                  3672.63
22-Mar-99                                  3713.18
23-Mar-99                                  3757.50
24-Mar-99                                  3682.69
26-Mar-99                                  3597.58
30-Mar-99                                  3683.49
31-Mar-99                                  3739.96
01-Apr-99                                  3686.29
05-Apr-99                                  3519.39
06-Apr-99                                  3569.47
07-Apr-99                                  3586.80
08-Apr-99                                  3538.17
09-Apr-99                                  3441.19
12-Apr-99                                  3463.77
13-Apr-99                                  3464.52
15-Apr-99                                  3357.12
16-Apr-99                                  3572.91
19-Apr-99                                  3451.43    Sensex Crashes 246 Points as BJP Govt Falls
20-Apr-99                                  3443.99
21-Apr-99                                  3464.54
22-Apr-99                                  3408.74
23-Apr-99                                  3406.59
26-Apr-99                                  3245.27
28-Apr-99                                  3272.71
29-Apr-99                                  3326.69               Renewed FII Buying Fuels a Rally
03-May-99                                  3378.40
04-May-99                                  3502.95
05-May-99                                  3557.07
06-May-99                                  3648.86
07-May-99                                  3707.75
10-May-99                                  3820.25
11-May-99                                  3900.49
12-May-99                                  3876.89
13-May-99                                  4014.68
14-May-99                                  4075.47
17-May-99                                  4039.39
18-May-99                                  4085.11
19-May-99                                  4123.58
20-May-99                                  4079.45
21-May-99                                  4015.75
24-May-99                                  4028.98
25-May-99                                  4060.08
26-May-99                                  3973.30
27-May-99                                  3862.45                         Kargil Conflict Begins
28-May-99                                  3773.32
31-May-99                                  3966.07
01-Jun-99                                  3912.00
02-Jun-99                                  3935.82
03-Jun-99                                  3976.88
04-Jun-99                                  4042.52
07-Jun-99                                  4035.32
08-Jun-99                                  4066.82
09-Jun-99                                  4041.89
10-Jun-99                                  4056.47
11-Jun-99                                  3969.36
14-Jun-99                                  3950.96
15-Jun-99                                  3901.73
16-Jun-99                                  4021.40
17-Jun-99                                  4125.25
18-Jun-99                                  4109.89
21-Jun-99                                  4210.36
22-Jun-99                                  4254.86
23-Jun-99                                  4157.13
24-Jun-99                                  4119.73
25-Jun-99                                  4111.77
28-Jun-99                                  4158.67
29-Jun-99                                  4170.83
30-Jun-99                                  4140.73

The second half of 1998 witnessed a decline in share prices on the stock market. The BSESI stood at 3,251 at June 30, 1998 and declined to 2,764 at October 20, 1998. The end of the year saw a rally in the BSESI following the grant of approval for share buy backs and the easing of sanctions imposed by the U.S. government. The BSESI remained buoyant during the first quarter of 1999. In May 1999, the BSESI rose to 4,124 based on renewed FII buying. News of a conflict on the border with Pakistan at the end of May led to a decline of over 500 points. The BSESI closed at 4,141 at June 30, 1999.

FUND PERFORMANCE

The Fund has achieved a compound annual growth rate ("CAGR") of 21.5% in rupee terms from August 19, 1988 through June 30, 1999 compared to a CAGR of 18.9% registered by the BSESI during the same period.

The performance of the Fund's rupee net asset value ("NAV") through June 30, 1999 was superior to the one year performance in terms of investment returns of both the BSESI and CRISIL 500 indices. For the year ended June 30, 1999 the BSESI and CRISIL 500 index increased 27.4% and 30.7%, respectively, while the Fund's rupee NAV increased 52.5%.

The Fund's rupee NAV underperformed the BSESI for the three month, six month and nine month periods ended June 30, 1999. The Fund's underperformance is attributable in part to a 38.49% allocation to BSESI based stocks at June 30, 1999 as compared to a 49.67% allocation to BSESI based stocks at June 30, 1998.

The Fund's dollar NAV increased 41.7% from US $9.56 at June 30, 1998 to US $13.55 at June 30, 1999. The market price of the Fund was US $9.56 at June 30, 1999.

The beta (a measure of risk) of the Fund was 0.94 at June 30, 1998 and 0.82 at June 30, 1999. The strategy of maintaining a defensive beta was a conscious decision undertaken in view of market volatility.

Following the commencement of operations of the National Securities Depository Limited, an increasing number of stocks are now dematerialized. From the Fund's portfolio of 153 companies, 90 companies, representing 93% of the Fund's invested stock (in market value terms) are held in dematerialized form.

INVESTMENT STRATEGY

The strategy of divesting non-core, marginal holdings and concentrating the Fund's investments in a smaller number of stocks having good potential for appreciation will, we anticipate, benefit the Fund and continue to help the Fund outperform its benchmark indices.

The Fund held positions in 153 companies at June 30, 1999 compared to 176 positions at June 30, 1998. However, 99% of the Fund's investments are in 150 companies, 50% of which were in 11 companies. During the twelve months ended June 30, 1999, the BSESI increased 27%. During this period, 29 of the Fund's top fifty stocks outperformed the BSESI. These superior performers have a 59.8% weighting in the Fund.

At June 30, 1999 the Fund had investments in 27 sectors. The largest investment, in terms of market value was in consumer healthcare (22.7%) followed by information technology (19.5%), automobiles (17.1%) and pharmaceuticals (10.5%). The Fund has divested its holdings in sectors perceived to have limited growth potential such as telecommunications, hotels, petrochemicals, consumer durables, shipping and electricals.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report (concluded)
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      RUPEE NAV VS. BOMBAY
                 STOCK EXCHANGE SENSETIVE INDEX
              (JULY 1, 1997 THROUGH JUNE 30, 1998)

                                                ReNAV      BSESI
7/01/98                                        100.00     100.00
7/08/98                                        103.44     100.47
7/15/98                                        107.05     104.18
7/22/98                                        107.38     103.52
7/29/98                                        105.20      99.67
8/05/98                                        102.81      96.99
8/12/98                                        100.80      91.34
8/19/98                                        100.08      89.29
8/26/98                                        107.26      91.33
9/02/98                                        103.37      89.36
9/09/98                                        107.23      95.87
9/16/98                                        107.37      97.15
9/23/98                                        110.59      97.05
9/30/98                                        112.25      97.41
10/07/98                                       110.82      93.13
10/14/98                                       107.42      89.48
10/21/98                                       104.34      85.56
10/28/98                                       108.34      87.69
11/04/98                                       106.57      87.04
11/11/98                                       109.43      92.12
11/18/98                                       110.99      92.96
11/25/98                                       107.45      89.20
12/02.98                                       105.07      87.18
12/09/98                                       109.63      91.32
12/16/98                                       111.22      91.70
12/30/98                                       115.48      96.28
1/06/99                                        120.55      99.23
1/13/99                                        125.00     102.47
1/20/99                                        125.98      99.64
1/27/99                                        134.96     103.82
2/03/99                                        132.38     101.45
2/10/99                                        134.57     102.38
2/17/99                                        139.41     103.28
2/24/99                                        132.64     101.76
3/03/99                                        149.26     112.69
3/10/99                                        154.36     115.87
3/17/99                                        156.71     113.69
3/24/99                                        156.02     113.99
3/31/99                                        159.41     115.77
4/07/99                                        152.29     111.03
4/14/99                                        145.35     107.24
4/21/99                                        144.42     107.24
4/28/99                                        132.53     101.30
5/05/99                                        142.20     110.11
5/12/99                                        150.63     120.01
5/19/99                                        152.71     127.64
5/26/99                                        151.56     122.99
6/02/99                                        149.80     121.83
6/09/99                                        150.48     125.11
6/16/99                                        144.54     124.48
6/23/99                                        151.92     128.68
6/30/99                                        152.52     128.17

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    RELATIVE PERFORMANCE OF NORMALISED RUPEE NAV
                     V/S. BOMBAY STOCK EXCHANGE SENSITIVE INDEX
                         JULY 1, 1997 THROUGH JUNE 30, 1998

                                                                   BSESI      ReNAV
7/01/98                                                           100.00     100.00
7/08/98                                                           100.00     102.96
7/15/98                                                           100.00     102.75
7/22/98                                                           100.00     103.73
7/29/98                                                           100.00     105.55
8/05/98                                                           100.00     106.00
8/12/98                                                           100.00     110.36
8/19/98                                                           100.00     112.08
8/26/98                                                           100.00     117.44
9/02/98                                                           100.00     116.67
9/09/98                                                           100.00     111.86
9/16/98                                                           100.00     110.51
9/23/98                                                           100.00     113.95
9/30/98                                                           100.00     115.24
10/07/98                                                          100.00     118.99
10/14/98                                                          100.00     120.05
10/21/98                                                          100.00     121.94
10/28/98                                                          100.00     123.55
11/04/98                                                          100.00     122.43
11/11/98                                                          100.00     118.78
11/18/98                                                          100.00     119.39
11/25/98                                                          100.00     120.46
12/02.98                                                          100.00     120.52
12/09/98                                                          100.00     120.04
12/16/98                                                          100.00     120.51
12/23/98                                                          100.00     121.28
12/30/99                                                          100.00     119.95
1/6/99                                                            100.00     121.49
1/13/99                                                           100.00     121.99
1/20/99                                                           100.00     126.44
1/27/99                                                           100.00     129.99
2/03/99                                                           100.00     130.49
2/10/99                                                           100.00     131.45
2/17/99                                                           100.00     134.99
2/24/99                                                           100.00     130.35
3/3/99                                                            100.00     132.45
3/10/99                                                           100.00     133.21
3/17/99                                                           100.00     137.85
3/24/99                                                           100.00     136.87
3/31/99                                                           100.00     137.70
4/07/99                                                           100.00     137.17
4/14/99                                                           100.00     135.53
4/21/99                                                           100.00     134.66
4/28/99                                                           100.00     130.83
5/05/99                                                           100.00     129.15
5/12/99                                                           100.00     125.52
5/19/99                                                           100.00     119.64
5/26/99                                                           100.00     123.23
6/2/99                                                            100.00     122.96
6/9/99                                                            100.00     120.27
6/16/99                                                           100.00     116.12
6/23/99                                                           100.00     118.06
6/30/99                                                           100.00     119.00

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top 20 Holdings -- June 30, 1999
---------------------------------------------------------

    The Fund had positions in 153 companies at June 30, 1999. The top 20 holdings (excluding short-term investments) as of that date were as follows:

           COMPANY                                                                               PERCENTAGE OF NET ASSETS
           ------------------------------------------------------------------------------------  -------------------------
       1.  ITC Ltd. ...........................................................................              11.44%
       2.  Hindustan Lever Ltd. ...............................................................               8.53%
       3.  Hero Honda Motors Ltd. .............................................................               7.35%
       4.  Punjab Tractors Ltd. ...............................................................               5.22%
       5.  NIIT Ltd............................................................................               4.92%
       6.  SmithKline Beecham Consumer Healthcare Ltd..........................................               4.70%
       7.  Satyam Computer Services Ltd. ......................................................               3.37%
       8.  Reliance Industries Ltd.............................................................               2.54%
       9.  Software Solutions Integrated Ltd. .................................................               2.46%
      10.  Nestle India Ltd....................................................................               2.29%
      11.  Mahindra & Mahindra Ltd. ...........................................................               2.07%
      12.  TVS Suzuki Ltd. ....................................................................               2.05%
      13.  DSQ Software Ltd. ..................................................................               1.91%
      14.  Morepan Laboratories Ltd............................................................               1.79%
      15.  Novartis India Ltd. ................................................................               1.73%
      16.  Mahanagar Telephone Nigam Ltd.......................................................               1.67%
      17.  BFL Software Ltd. ..................................................................               1.62%
      18.  Vashisthi Detergents Ltd............................................................               1.57%
      19.  Hindustan Petroleum Corp. Ltd.......................................................               1.49%
      20.  Burroughs Wellcome India Ltd........................................................               1.36%
                                                                                                            ------
           Total...............................................................................              70.08%
                                                                                                            ------
                                                                                                            ------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
June 30, 1999
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--106.73%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--106.32%
--------------------------------------------------------------------------------

  Shares                                                                                                   Value
----------                                                                                              ------------
Aluminum--1.16%
     1,321  Hindalco Industries Ltd...................................................................  $     19,139
        50  Indian Aluminum Co. Ltd...................................................................            71
 1,532,600  National Aluminum Ltd.....................................................................     1,528,007
                                                                                                        ------------
                                                                                                           1,547,217
                                                                                                        ------------
Aquaculture--0.00%
    89,900  Aqua Marine Foods Ltd.* #.................................................................            21
       100  King International Aqua Ltd.* #...........................................................             0
                                                                                                        ------------
                                                                                                                  21
                                                                                                        ------------
Automobiles & Auto Ancilliaries--18.38%
   115,611  Bajaj Auto Ltd.+..........................................................................     1,441,806
    75,325  Exide Industries Ltd......................................................................       343,633
   393,338  Hero Honda Motors Ltd.....................................................................     9,792,648
   472,311  Mahindra & Mahindra Ltd...................................................................     2,753,515
   815,400  Pal Peugeot Ltd.*.........................................................................        48,871
   227,900  Punjab Tractors Ltd.......................................................................     6,960,985
    75,432  Tata Engineering & Locomotive Co. Ltd.....................................................       356,989
    11,600  Tata Engineering & Locomotive Co. Ltd. GDR................................................        66,700
   237,918  TVS Suzuki Ltd............................................................................     2,727,173
        20  Ucal Fuel Systems Ltd.....................................................................            19
                                                                                                        ------------
                                                                                                          24,492,339
                                                                                                        ------------
Banks/Financial Institutions--0.09%
     2,386  Housing Development Finance Corporation Ltd.+.............................................       122,215
                                                                                                        ------------
Cement--0.95%
     3,800  India Cements Ltd.........................................................................         3,670
     5,538  India Cements Ltd.- new shares #..........................................................         4,966
    12,015  Madras Cements Ltd........................................................................     1,261,326
                                                                                                        ------------
                                                                                                           1,269,962
                                                                                                        ------------
Ceramics/Granites--0.10%
   454,850  Grapco Industries Ltd.* #.................................................................         7,549
   191,197  Kajaria Ceramics Ltd......................................................................       114,815
   175,000  Pacific Industries Ltd*...................................................................         7,665
                                                                                                        ------------
                                                                                                             130,029
                                                                                                        ------------
Chemicals & Dyes--1.06%
   218,499  BASF India Ltd............................................................................     1,133,797
     4,665  Colour Chemicals Ltd......................................................................       271,641
       477  Tata Chemicals Ltd........................................................................           853
                                                                                                        ------------
                                                                                                           1,406,291
                                                                                                        ------------
Computer Hardware--0.36%
    21,125  HCL Infosystems Ltd.......................................................................       174,362
    50,000  Moser Baer India Ltd......................................................................        68,868
    20,800  PSI Data Systems Ltd......................................................................       230,440
                                                                                                        ------------
                                                                                                             473,670
                                                                                                        ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

  Shares                                                                                                   Value
----------                                                                                              ------------
Computer Software--12.34%
   103,500  BFL Software Ltd..........................................................................  $  2,158,636
   104,800  Cybertech Systems and Software Ltd........................................................       527,624
   406,700  DSQ Software Ltd..........................................................................     2,550,078
   500,000  Goldstone Engineering Ltd. - new shares #.................................................       365,952
   500,000  Goldstone Engineering Ltd.................................................................       377,478
    11,000  Infosys Technologies Ltd.+................................................................       919,545
   131,800  InfoTech Enterprises Ltd..................................................................       971,941
    21,600  Leading Edge Systems Ltd..................................................................       145,892
    59,700  Mastek Ltd................................................................................       822,974
    37,800  Pentafour Software & Exports Ltd..........................................................       993,361
   168,500  R.S. Software (India) Ltd.................................................................       674,893
   153,618  Satyam Computer Services Ltd..............................................................     4,490,086
    19,200  Silverline Industries Ltd.................................................................        87,015
    80,300  Sonata Software Ltd.......................................................................       644,270
     4,000  Visualsoft India Ltd......................................................................        87,321
     6,550  Wilpro Ltd................................................................................       621,631
                                                                                                        ------------
                                                                                                          16,438,697
                                                                                                        ------------
Computer Training--8.16%
    27,600  Aptech Ltd................................................................................       454,910
    70,175  NIIT Ltd. - new shares #..................................................................     3,282,679
    69,759  NIIT Ltd..................................................................................     3,269,250
   121,700  Pentafour Communications..................................................................       481,834
   328,900  Software Solutions Integrated Ltd.........................................................     3,282,555
   109,600  VJIL Consulting Ltd.......................................................................       100,176
                                                                                                        ------------
                                                                                                          10,871,404
                                                                                                        ------------
Consumer Durables--0.21%
    25,000  Mirc Electronics Ltd......................................................................       111,226
   250,000  Polar Industries Ltd......................................................................       161,365
       100  Titan Industries Ltd......................................................................           202
       500  VideoCon International Ltd................................................................           720
                                                                                                        ------------
                                                                                                             273,513
                                                                                                        ------------
Consumer Products--12.79%
    29,900  Archies Greetings & Gifts Ltd.............................................................       659,620
    59,800  Bata India Ltd............................................................................       296,312
   207,098  Hindustan Lever Ltd.......................................................................    11,362,223
     6,800  Indian Shaving Products Ltd...............................................................       233,219
    60,000  Marico Industries Ltd.....................................................................       892,116
    52,457  Procter & Gamble India Ltd................................................................     1,378,538
    12,550  Reckitt & Coleman of India Ltd............................................................       129,984
 1,538,200  Vashisti Detergents Ltd...................................................................     2,093,838
                                                                                                        ------------
                                                                                                          17,045,850
                                                                                                        ------------
Diversified--14.75%
   603,763  ITC Ltd...................................................................................    15,247,173
    80,010  Larsen & Toubro Ltd.......................................................................       528,420
   258,993  Raymond Ltd...............................................................................       485,388
   832,533  Reliance Industries Ltd...................................................................     3,391,161
       216  Sterlite Industries (India) Ltd...........................................................         1,200
                                                                                                        ------------
                                                                                                          19,653,342
                                                                                                        ------------
Electricals--0.20%
    50,638  Siemens India Ltd.........................................................................       269,182
    92,300  Solarson Industries Ltd.*.................................................................         1,596
                                                                                                        ------------
                                                                                                             270,778
                                                                                                        ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (continued)
June 30, 1999
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

  Shares                                                                                                   Value
----------                                                                                              ------------
Engineering--2.70%
    90,000  Cummins India Ltd.........................................................................  $    868,983
   145,000  Growel Times Ltd.* #......................................................................            33
    25,400  Ingersoll Rand India Ltd..................................................................       263,778
    44,425  Thermax Ltd...............................................................................       193,553
   168,600  Wartsila Diesel India Ltd.................................................................     1,108,065
 5,000,000  Welspun Syntex Ltd.*......................................................................     1,164,131
     1,650  Western Paques (India) Ltd.* #............................................................             0
                                                                                                        ------------
                                                                                                           3,598,543
                                                                                                        ------------
Fertilizers--0.84%
    95,000  Hindustan Lever Chemicals Ltd.#...........................................................       999,712
   100,000  Indo Gulf Corp. Ltd.......................................................................       121,946
                                                                                                        ------------
                                                                                                           1,121,658
                                                                                                        ------------
Finance & Leasing--1.06%
   120,000  Credit Rating Information Services of India Ltd.+.........................................     1,413,555
                                                                                                        ------------
Food & Agro Products--7.06%
   727,000  Agritech Hatcheries & Foods Ltd.* #.......................................................        22,624
    71,200  American Dry Fruits Co. Ltd.*.............................................................        11,571
     2,057  Cadbury India Ltd.........................................................................        36,374
    49,900  Entex Foods Ltd...........................................................................        21,798
     1,000  FDC Ltd...................................................................................         8,033
   245,425  Nestle India Ltd..........................................................................     3,046,597
   464,340  SmithKline Beecham Consumer Healthcare Ltd................................................     6,265,058
                                                                                                        ------------
                                                                                                           9,412,055
                                                                                                        ------------
Hotels--1.90%
   368,525  EIH Ltd...................................................................................     1,784,008
    48,220  Hotel Leela Venture Ltd.- Warrants expire 9/30/00*........................................         5,002
    93,358  Indian Hotels Co. Ltd.....................................................................       748,930
                                                                                                        ------------
                                                                                                           2,537,940
                                                                                                        ------------
Housing & Construction--0.02%
   150,200  Lok Housing & Construction Ltd.*..........................................................        20,775
    27,950  NCL Seccolor Ltd.* #......................................................................             6
                                                                                                        ------------
                                                                                                              20,781
                                                                                                        ------------
Iron & Steel--0.12%
   300,000  Asian Alloys Ltd.* #......................................................................        24,896
    19,740  Grand Foundry Ltd.*.......................................................................           910
    25,875  Jindal Iron & Steel Co. Ltd.- Warrants* #.................................................             0
   421,000  Kanakdhara Steel Ltd.* #..................................................................            97
 1,000,000  Welspun Stahl Rohren Ltd..................................................................       126,787
                                                                                                        ------------
                                                                                                             152,690
                                                                                                        ------------
Packaging--0.01%
   157,800  Ras Extrusions Ltd.*......................................................................         9,094
     6,200  Sharp Industries Ltd......................................................................         4,266
                                                                                                        ------------
                                                                                                              13,360
                                                                                                        ------------
Paints/Dyes/Rubber--0.88%
        20  Asian Paints India Ltd....................................................................           143
   100,550  Ciba Specialty Chemicals Ltd..............................................................       417,220
    53,517  Clariant India Ltd........................................................................       484,219
    97,400  Dewan Rubber Industries Ltd.*.............................................................         5,613
    79,091  Goodlass Nerolac Paints Ltd...............................................................       258,896
                                                                                                        ------------
                                                                                                           1,166,091
                                                                                                        ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

  Shares                                                                                                   Value
----------                                                                                              ------------
Paper--0.20%
   100,300  Ballarpur Industries Ltd..................................................................  $    140,693
    97,600  Orient Paper & Industries Ltd.............................................................        65,697
   775,000  Rama Newsprint & Papers Ltd.*.............................................................        60,742
                                                                                                        ------------
                                                                                                             267,132
                                                                                                        ------------
Pesticides/Agrochemicals--1.85%
    23,750  Cynamid Agro Ltd..........................................................................       156,664
   112,211  Novartis India Ltd........................................................................     2,304,749
                                                                                                        ------------
                                                                                                           2,461,413
                                                                                                        ------------
Petrochemicals--1.00%
   138,524  Castrol India Ltd.........................................................................     1,326,005
   500,000  Sree Rayalaseema Petrochemicals Ltd.*.....................................................         8,068
                                                                                                        ------------
                                                                                                           1,334,073
                                                                                                        ------------
Petroleum--2.57%
    76,700  Bharat Petroleum Corporation Ltd..........................................................       465,009
   346,000  Hindustan Petroleum Corp. Ltd.............................................................     1,982,042
 1,575,000  Reliance Petroleum Ltd....................................................................       982,106
                                                                                                        ------------
                                                                                                           3,429,157
                                                                                                        ------------
Pharmaceuticals--11.23%
    60,000  Aurobindo Pharmaceuticals Ltd.............................................................       644,191
     6,215  Bayer India Ltd...........................................................................       243,557
   112,000  Burroughs Wellcome India Ltd..............................................................     1,808,059
    32,741  Dr. Reddys Laboratories...................................................................       628,781
    75,100  E. Merck India Ltd........................................................................     1,037,602
     3,400  Fulford India Ltd.........................................................................        36,128
    59,624  German Remedies Ltd.......................................................................     1,051,323
    75,000  Hoechst Marion Roussel Ltd................................................................       950,899
    60,200  Knoll Pharmaceuticals Ltd.................................................................       763,949
   210,000  Morepan Laboratories Ltd..................................................................     2,382,469
   323,800  Orchid Chemicals & Pharmaceuticals Ltd....................................................       939,378
    56,200  Pfizer Ltd................................................................................     1,276,354
   214,330  Pharmasia Ltd.*...........................................................................        14,822
    36,050  Rhone Poulenc Ltd.........................................................................       954,353
   130,650  SmithKline Beecham Pharmaceuticals Ltd....................................................     1,190,547
    54,500  Sun Pharmaceuticals Industries Ltd........................................................       574,524
    10,000  Wockhart Ltd..............................................................................        60,927
    33,750  Wyeth Lederle Ltd.........................................................................       408,377
                                                                                                        ------------
                                                                                                          14,966,240
                                                                                                        ------------
Plastics/Pipes--0.00%
       300  Uniplas India Ltd.*.......................................................................             3
                                                                                                        ------------
Power & Energy--0.06%
    17,298  BSES Ltd..................................................................................        59,474
    18,043  Gas Authority of India Ltd................................................................        25,496
                                                                                                        ------------
                                                                                                              84,970
                                                                                                        ------------
Shipping--0.06%
   157,500  Shipping Corporation of India Ltd.........................................................        75,156
                                                                                                        ------------
Tea & Plantation--0.87%
   132,625  Tata Tea Ltd..............................................................................     1,161,768
                                                                                                        ------------
Telecommunications & Cable--1.85%
    50,000  Himachal Futuristics Ltd..................................................................       101,429
   519,700  Mahanagar Telephone Nigam Ltd.............................................................     2,228,313
    99,000  Repl Engineering Ltd.*....................................................................         2,396
    49,700  Usha Beltron Ltd..........................................................................       132,728
                                                                                                        ------------
                                                                                                           2,464,866
                                                                                                        ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
June 30, 1999
----------------------------------------------------------------------------
EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Textiles--0.62%
    29,100  Ginni Filament Ltd.*........................................  $     2,717
   114,697  Grasim Industries Ltd.......................................      585,647
   193,500  Hanil Era Textiles Ltd.*....................................        7,806
   122,606  Indo Count Industries Ltd...................................       23,741
   239,000  K.G. Denim Ltd.*............................................       27,547
    20,700  Maxwell Apparel Industries Ltd.*............................        5,798
    66,500  Morarjee Goculdas Spinning & Weaving Co. Ltd................       20,312
   331,300  Patspin India Ltd...........................................       49,642
    45,000  Shamken Multifab Ltd........................................        9,336
   446,200  Welspun India Ltd...........................................       97,716
                                                                          -----------
                                                                              830,262
                                                                          -----------
Miscellaneous--0.87%
    17,400  Gujarat Mineral Development Corp............................       22,663
   232,600  Hindustan Zinc Ltd..........................................       56,300
   119,000  Navneet Publications Ltd....................................    1,070,945
    26,800  Skyline Nepc Ltd.* #........................................          612
   152,000  TamilNadu Hospitals Ltd.* #.................................           35
   173,100  Techtran Polylenses Ltd.*...................................       11,971
   400,000  Tejoomals Industries Ltd.* #................................           92
                                                                          -----------
                                                                            1,162,618
                                                                          -----------
Total Equities & Equity Equivalents (cost--$99,082,669).................  141,669,659
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

NON-CONVERTIBLE DEBENTURES --0.41%
--------------------------------------------------------------------------------

 Principal
  Amount
   (000)                                                                                                   Value
-----------                                                                                             ------------
 Rs. 12,938  10.5% Jindal Iron & Steel Co. Ltd of Rs. 500 each; redeemable starting 1/14/01  .........  $    206,923
     15,000  16.0% Rama Newsprint & Papers Ltd. of Rs. 60 each; redeemable starting 1/02/00 * #  .....             0
     13,393  14.5% National Aluminum Ltd. of Rs. 1,000 each; redeemable starting 3/25/05 #  ..........       335,890
                                                                                                        ------------
Total Non-Convertible Debentures (cost--$2,342,509)...................................................       542,813
                                                                                                        ------------
Total Investments in India (cost--$101,425,178).......................................................   142,212,472
                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS--0.12%
------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS--0.12%
------------------------------------------------------------------------------------------------------------------
  US$   163  Brown Brothers Harriman & Co. Grand Cayman, 4.00% @ (cost--$163,000).....................       163,000
                                                                                                        ------------
TOTAL INVESTMENTS (cost--$101,588,178)--106.85%.......................................................   142,375,472
Liabilities in excess of other assets--(6.85)%........................................................    (9,133,499)
                                                                                                        ------------
NET ASSETS (equivalent to $13.55 per share; applicable to 9,830,611 shares outstanding)--100%.........  $133,241,973
                                                                                                        ------------
                                                                                                        ------------

------------------------------

  GDR   --    Global Depositary Receipt
  Rs.   --    Indian Rupees
    +         Affiliated security. Deemed as such because a Director of
              the Fund or an employee of the Investment Adviser or Trustee is an officer or director of the Company.
    *         Non-income producing security.
    #         Fair valued security, aggregating $5,045,164 or 3.79% of net assets.
    @         Variable rate account--rate resets on a monthly basis;
              amount available upon 48 hours' notice.

                 See accompanying notes to financial statements

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1999
----------------------------------------------------------------------------

ASSETS
    Investments in unaffiliated securities, at
     value (cost--$97,780,872)....................   $138,478,351
    Investments in affiliated securities, at value
      (cost--$3,807,306)..........................      3,897,121    $142,375,472
                                                    -------------
    Cash (including Indian Rupees with a cost of
     $29,837 and value of $20,174)................                         21,585
    Receivable for investments sold...............                      4,236,244
    Dividends and interest receivable.............                        739,221
    Prepaid expenses and other assets.............                         86,020
                                                                    -------------
        Total assets..............................                    147,458,542
                                                                    -------------

LIABILITIES
    Deferred Indian withholding taxes.............                      8,192,284
    Loan payable (including accrued interest of
     $151,025)....................................                      2,721,518
    Payable for investments purchased.............                      2,494,840
    Investment advisory fee payable...............                         72,929
    Trust administrator fee payable...............                         33,076
    Administrator fee payable.....................                         17,585
    Accrued expenses and other liabilities........                        684,337
                                                                    -------------
        Total liabilities.........................                     14,216,569
                                                                    -------------

NET ASSETS
    Common stock, $0.01 par value; 9,830,611
     shares issued and
      outstanding (50,000,000 shares
     authorized)..................................                         98,306
    Additional paid-in capital....................                    115,086,252
    Undistributed net investment income...........                      2,244,102
    Accumulated net realized loss.................                    (17,922,823)
    Net unrealized appreciation of investments and
     other assets and liabilities denominated in
     Indian rupees (net of deferred Indian
     withholding tax of $6,167,784)...............                     33,736,136
                                                                    -------------
                                                                     $133,241,973
                                                                    -------------
                                                                    -------------
NET ASSET VALUE PER SHARE.........................                         $13.55
                                                                    -------------
                                                                    -------------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1999
----------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends from unaffiliated securities.................................  $  1,312,829
    Dividends from affiliated securities...................................       242,744
    Interest...............................................................       146,566   $    1,702,139
                                                                             ------------

EXPENSES
    Advisory fees..........................................................       730,001
    Custodian and accounting fees..........................................       680,150
    Trust administration fees..............................................       350,786
    Legal and audit fees...................................................       297,800
    Administration fees....................................................       193,301
    Interest expense.......................................................       153,641
    Directors' fees and expenses...........................................       147,150
    Insurance expense......................................................       105,962
    Reports to shareholders................................................        96,940
    Transfer agent fees....................................................        28,105
    Mauritius administration fees and other expenses.......................        14,000
    Miscellaneous..........................................................        30,409        2,828,245
                                                                             ------------   --------------
    Net investment loss before taxes.......................................                     (1,126,106)
    Deferred Indian withholding tax benefit................................                        336,660
                                                                                            --------------
    Net investment loss....................................................                       (789,446)
                                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on investments--unaffiliated securities..............     6,488,533
    Net realized loss on investments--affiliated securities................      (494,028)
    Deferred Indian withholding tax........................................      (905,933)
                                                                             ------------
    Net realized gain on investments.......................................                      5,088,572
    Net realized gain on foreign currency transactions.....................                         21,856
    Net change in unrealized appreciation/depreciation of:
        Investments (net of change in deferred Indian withholding tax of
        $3,836,866)........................................................                     34,720,506
        Other assets and liabilities denominated in Indian rupees..........                       (193,444)
                                                                                            --------------
    Net realized and unrealized gain on investments and foreign currency
     transactions..........................................................                     39,637,490
                                                                                            --------------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................                 $   38,848,044
                                                                                            --------------
                                                                                            --------------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------

                                                      FOR THE YEAR      FOR THE YEAR
                                                          ENDED             ENDED
                                                      JUNE 30, 1999     JUNE 30, 1998
                                                    -----------------   -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment loss...........................  $       (789,446)   $   (509,752)
    Net realized gain on investments and foreign
      currency transactions.......................         5,110,428         622,307
    Net change in unrealized
      appreciation/depreciation of investments and
      other assets and liabilities denominated in
      Indian rupees...............................        34,527,062     (29,241,621)
                                                    -----------------   -------------
    Total from investment operations..............        38,848,044     (29,129,066)
                                                    -----------------   -------------

CAPITAL SHARE TRANSACTIONS
    Capital contributions from Investment
      Adviser.....................................           437,275         --
                                                    -----------------   -------------
Net increase (decrease) in net assets.............        39,285,319     (29,129,066)

NET ASSETS
    Beginning of year.............................        93,956,654     123,085,720
                                                    -----------------   -------------
    End of year...................................  $    133,241,973    $ 93,956,654
                                                    -----------------   -------------
                                                    -----------------   -------------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
June 30, 1999
----------------------------------------------------------------------------

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI"). In March 1999, the Fund established a branch (the "Mauritius Branch") in the Republic of Mauritius. The Fund is in the process of tranferring the units held in the Trust to the Mauritius Branch.

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. Dollars. Indian rupee amounts are translated into U.S. Dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian rupees at the closing rate of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
respective dates of such transactions. The resulting net foreign currency gain and loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of Indian rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Indian rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital. As a result of permanent book/tax differences relating to a net operating loss for the year, $1,229,942 has been reclassified from undistributed net investment income to additional paid-in capital. In addition, $437,275 relating to capital contributions by the Investment Adviser has been reclassified from additional paid-in capital to accumulated net realized loss.

NOTE 2  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, wholly-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's average weekly

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
------------------------------------------------------------
net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

Mitchell Hutchins Asset Management Inc. ("MHAM") serves as the Fund's administrator. MHAM receives a monthly fee, computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,000 for administration services and a quaterly fee of $800 for certain other services and is reimbursed for certain expenses incurred in the performance of its duties under the agreement. In addition, the Mauritius Administrator received from the Fund $11,000 for services rendered in connection with the establishment of the Mauritius branch. Two officers of the Mauritius Administrator are also directors of the Fund.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1999 was $103,013,636. Accordingly, net unrealized appreciation of investments of $39,361,836 was composed of gross appreciation of $60,561,005 for those investments having an excess of value over cost and gross depreciation of $21,199,169 for those investments having an excess of cost over value.

For the year ended June 30, 1999, aggregate purchases and sales of portfolio securities, excluding short term securities, were $34,905,092 and $34,807,821, respectively.

At June 30, 1999, the Fund owned securities valued at approximately $5,539,000 which were in the process of being registered in the name of the Fund or being dematerialized. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------

NOTE 4  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued approximately $191,500 for the year ended June 30, 1999 for legal services to a law firm of which the Fund's assistant secretary is a partner.

For the year ended June 30, 1999, the Fund paid approximately $10,622, $6,518, $5,162, $2,110, $1,313 and $483 in brokerage commisions to UTI Securities Exchange Ltd., IDBI Capital Markets, ABN Amro Asia Equities, ICICI Brokerage, DSP Merrill Lynch, and Investment India Ltd., respectively, affiliates of the Investment Adviser or the Fund's directors.

NOTE 5  U.S. FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during the calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At June 30, 1999, the Fund had a capital loss carryforward of $13,134,959, ($1,424,381 of which expires at the end of fiscal year 2005 and $11,710,578 of which expires at the end of fiscal year 2006) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The Fund's taxable net income and capital gains are different than the Fund's net investment income and realized gains primarily due to Indian withholding taxes as described in Note 6, which are recognized for U.S. federal income tax purposes when they are actually paid.

NOTE 6  FOREIGN INCOME TAXES

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. However, remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are subject to a 10% Indian withholding tax. The Fund accrues for such withholding taxes on the net investment income and net realized and unrealized gains derived in India. At June 30, 1999, $8,192,284 in aggregate net deferred Indian withholding taxes payable were accrued by the Fund. With certain limitations, U.S. shareholders will be able to credit such withholding taxes against their U.S. federal income tax liabilities on foreign source income in the year when such tax is actually paid by the Fund, if so elected by the Fund. Should the Fund require funds from the Trust in excess of the net investment income or net realized gains earned by the Trust, the Fund would have to redeem units representing interest in the Trust. Gains,

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
------------------------------------------------------------
if any, realized upon redemption of units representing the Fund's interest in the Trust described above would be subject to 10% withholding tax.

Upon completion of the transfer of units in the Trust to the Mauritius Branch and certain other formalities, the Fund intends to conduct its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale or redemption of securities (units of the Trust).

The Fund will be liable for tax in Mauritius at a fixed rate of 15% on dividends, if any, received by it from the Trust in India. It will, however, be entitled to a tax credit equivalent to 90% of the Mauritius tax which will result in an effective tax rate of 1.5%. There is no capital gains tax in Mauritius. However, income taxes may be payable on gains from sale of securities or redemption of units of the Trust where such sales or redemptions are deemed by Mauritian authorities to be trading activities. For the year ended June 30, 1999, no provision for Mauritius taxes has been made as the Mauritius Branch had no operations.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE 7  CAPITAL STOCK

There were no transactions in shares of common stock for the year ended June 30, 1999 or for the year ended June 30, 1998.

NOTE 8  CAPITAL CONTRIBUTIONS FROM INVESTMENT ADVISER

On October 20, 1998, March 16, 1999 and March 17, 1999, the Fund recorded capital contributions from the Investment Adviser in the amount of $436,802, $237 and $236 respectively. These amounts were paid by the Investment Adviser in connection with losses incurred by the Fund on sales of certain unpermitted investments.

NOTE 9  LOAN PAYABLE

On March 22, 1999, the Fund entered into a credit facility (the "Credit Facility") of Indian Rupees 210,000,000 ($4,840,941) from UTI Bank Ltd. ("UTI Bank"), an affiliate of the Investment Adviser, for a period of one year at an interest rate of 16.32% per annum. On April 6, 1999, the Credit

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
Facility was increased to Indian Rupees 310,000,000 ($7,146,150). During the period ended June 30, 1999 the maximum and average amount of the loan outstanding under the Credit Facility during the borrowing period was approximately $5,598,000 and approximately $3,652,000, respectively. During the period ended June 30, 1999, the Fund incurred $153,641 in interest expense under the Credit Facility. At June 30, 1999, $2,721,518, including accrued interest of $151,025, is payable to UTI Bank under the Credit Facility.

NOTE 10  CONCENTRATION OF RISK

At June 30, 1999, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulations and more volatile than the securities markets in the United States. Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                            FOR THE YEAR ENDED JUNE 30,
                                                ----------------------------------------------------
                                                  1999       1998       1997       1996       1995
                                                --------    -------   --------   --------   --------
Net asset value, beginning of year...........      $9.56     $12.52     $13.67     $15.86     $21.87
                                                --------    -------   --------   --------   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) before tax......      (0.11)     (0.07)     (0.05)      0.11*     (0.09)
Net deferred Indian withholding (tax)/tax
  benefit on net investment income (loss)....       0.03       0.02       0.02      (0.01)*     0.01
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions...............................       4.51      (3.06)     (1.16)     (1.47)*    (5.59)
Deferred Indian withholding (tax)/tax benefit
  on net realized and unrealized gain (loss)
  on investments.............................      (0.48)      0.15       0.12       0.03*      0.54
                                                --------    -------   --------   --------   --------
Total from investment operations.............       3.95      (2.96)     (1.07)     (1.34)     (5.13)
                                                --------    -------   --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...................      --         --         (0.08)     --         --
From net realized gain on investments........      --         --         --         --         (0.92)
In excess of net realized gain on
  investments................................      --         --         --         (0.35)     --
                                                --------    -------   --------   --------   --------
Total dividends and distributions to
  shareholders...............................      --         --         (0.08)     (0.35)     (0.92)
                                                --------    -------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS
Capital contibutions from Investment
  Adviser....................................       0.04      --         --         --         --
Dilutive effect of rights offering...........      --         --         --         (0.37)     --
Offering costs charged and adjustments to
  additional paid-in capital.................      --         --         --         (0.13)      0.04
                                                --------    -------   --------   --------   --------
Total capital share transactions.............       0.04      --         --         (0.50)      0.04
                                                --------    -------   --------   --------   --------
Net asset value, end of year.................     $13.55      $9.56     $12.52     $13.67     $15.86
                                                --------    -------   --------   --------   --------
                                                --------    -------   --------   --------   --------
Market value, end of year....................      $9.56      $7.25     $13.38     $14.63     $18.38
                                                --------    -------   --------   --------   --------
                                                --------    -------   --------   --------   --------
TOTAL INVESTMENT RETURN (a)..................      31.90%    (45.79)%    (7.98)%   (15.88)%   (9.42)%
                                                --------    -------   --------   --------   --------
                                                --------    -------   --------   --------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)........   $133,242    $93,957   $123,086   $134,329   $111,255
Ratio of expenses, excluding (tax)/tax
  benefit, to
  average net assets.........................       2.51%(b)    2.32%     2.37%      2.17%      1.99%
Ratio of expenses, including (tax)/tax
  benefit, to average net assets.............       2.21%(c)    1.87%     2.23%      2.24%      1.94%
Ratio of net investment income (loss) to
  average net assets.........................      (0.70)%(c)   (0.18)%    (0.26)%     0.72%    (0.40)%
Portfolio turnover...........................         30%        23%        31%        10%        15%

----------------------------------
  *  Based on average shares outstanding.
 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the year and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
 (b) Includes interest expense of $153,641, or 0.14% of average net assets.
 (c) Includes net interest expense of $138,277 net of deferred Indian withholding tax benefit, or 0.12% of average net assets.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Report of Independent Accountants
---------------------------------------------------------

To the Shareholders and Board of Directors of The India Growth Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Growth Fund Inc. (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

August 20, 1999

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Ltd.
Commerce Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade, Colaba
Mumbai, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-8859
Internet utiias@giasb01.vsn1.net.in
ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019
Telephone Number (212) 713-2848
Fax Number (212) 713-4058
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India
SHAREHOLDER SERVICING AGENT
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India
DIRECTORS
Pierre Dinan
Uday Kumar Gujadhur
G.P. Gupta
Thomas L. Hansberger
Narayan Murthy
Peter J. Pearson
Christopher Reeves
P.S. Subramanyam
Antoine W. van Agtmael
OFFICERS
P.S. Subramanyam, CHAIRMAN OF THE BOARD & PRESIDENT
J.S. Mascarenhas, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON. IT IS NOT A PROSPECTUS, CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                     [LOGO]

  THE INDIA
  GROWTH
  FUND INC.
----------------------
----------------------

   ANNUAL REPORT
   JUNE 30, 1999